Disclaimer FORWARD-LOOKING STATEMENTS. This presentation contains "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such statements relate to our current expectations, projections and assumptions about our business, the economy and future events or conditions, and specifically include the information found under sections “Market trends are in our favor”, “Positioned for continued growth” and “Making healthcare work better”. They do not relate strictly to historical or current facts. Forward‐looking statements can be identified by words such as “aims,” “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “likely,” “may,” “plans,” “projects,” “projections,” “seeks,” “targets,” “will,” “would,” “could,” “should,” and similar expressions and references to guidance, although some forward-looking statements may be expressed differently. In particular, these include statements relating to future actions, business plans, objectives and prospects, and future operating or financial performance. Factors or events that could cause actual results to differ may emerge from time to time and are difficult to predict. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results may differ materially from past results and those anticipated, estimated or projected. We caution you not to place undue reliance upon any of these forward-looking statements. Factors that could cause or contribute to such differences, include, but are not limited to: our ability to execute our business plans or growth strategy; our ability to innovate, develop or implement new or enhanced solutions or services; the nature of investment, acquisition and strategic relationship opportunities we are pursuing, and our ability to successfully execute on such opportunities; our ability to successfully integrate acquired businesses and realize synergies; significant competition relating to our solutions and services; variations in our results of operations; our ability to accurately forecast the revenue under our contracts and solutions; our ability to protect our systems from damage, interruption or breach, and to maintain effective technology systems and networks; our ability to protect our intellectual property rights, proprietary technology, information processes, and know-how; our failure to maintain a high level of customer retention or the unexpected reduction in scope or termination of key contracts with major customers; customer dissatisfaction, or our non-compliance with contractual provisions or regulatory requirements; our failure to meet performance standards triggering significant costs or liabilities under our contracts; our inability to manage our relationships with information and data sources and suppliers; our reliance on subcontractors and other third party providers and parties to perform services; our ability to continue to secure future contracts and favorable contract terms through the competitive bidding process; pending or threatened litigation; unfavorable outcomes in legal proceedings; our success in attracting and retaining qualified employees and members of our management team; our ability to generate sufficient cash to cover our interest and principal payments under our credit facility; changes in tax laws, regulations or guidance and unexpected changes in our effective tax rate; unanticipated increases in the number or amount of claims for which we are self-insured; accounting changes or revisions; risks relating to our international operations, including political, regulatory, economic, foreign exchange, tax compliance and other risks; changes in the U.S. healthcare environment or healthcare financing system, including regulatory, budgetary or political actions that affect healthcare spending or the practices and operations of healthcare organizations; our failure to comply with applicable laws and regulations governing individual privacy and information security, domestically or internationally, or to protect such information from theft and misuse; our ability to comply with current and future legal and regulatory requirements; negative results of government or customer reviews, audits or investigations; state or federal limitations related to outsourcing of certain government programs or functions; restrictions on bidding or performing certain work due to perceived conflicts of interests; the market price of our common stock and lack of dividend payments; and anti-takeover provisions in our corporate governance documents; and other factors, risks and uncertainties described in our most recent Annual Report on Form 10-K and in our other filings with the Securities and Exchange Commission. Any forward-looking statements are made as of the date of this presentation. Except as may be required by law, we disclaim any obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. NON-GAAP FINANCIAL INFORMATION. This presentation contains certain non‐GAAP measures. These non‐GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non‐GAAP measures are not measurements of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See slide 26 for reconciliations of certain non‐GAAP measures. MARKET AND INDUSTRY DATA. This presentation contains market and industry data and forecasts that have been obtained from publicly available information, various industry publications, other published industry sources and our internal data and estimates. We have not independently verified the information and cannot make any representation as to the accuracy or completeness of such information. None of the reports and other materials of third party sources referred to in this presentation were prepared for use in, or in connection with, this presentation. Our internal data and estimates are based upon information obtained from our customers, our partners, trade and business organizations, publicly available information and other contacts in the markets in which we operate and our management’s understanding of industry conditions. Estimates are difficult to develop and inherently uncertain and we cannot assure you that they are accurate. Our estimates involve risks and uncertainties and are subject to change based on various factors, including those discussed above. 38th Annual J.P. Morgan Healthcare Conference / January 16, 2020 2

HMS continues to grow our business lines year after year. Our strategy, market presence and operational leverage continue to drive value. 38th Annual J.P. Morgan Healthcare Conference / January 16, 2020 3

Overview 45+ years of growth and value NASDAQ • HMSY Healthcare Markets EMPLOYEES • > 3,100 Government Agencies • HQ: Irving, TX Health Plans, PBMs OFFICES • US locations: 27 • International: Hyderabad, India Employers • Revenue: $618.8 Million • Net Income: $103.3 Million FINANCIALS (LTM)1 At-risk Providers, ACOs • AEBITDA: $181.5 Million2 • Op. Cash Flow: $153.8 Million 1Actual results for 12 months ending 9/30/19 2 Adjusted EBITDA is a non-GAAP measure (see reconciliation on slide 26) 38th Annual J.P. Morgan Healthcare Conference / January 16, 2020 4

HMS Solutions Set Our solutions help manage costs and drive healthier outcomes Industry-leading COB solution ensures the right Coordination of Benefits payer pays the claim PAYMENT ACCURACY Data-driven solution set that addresses improper Payment Integrity payments and fraud, waste and abuse Integrated risk analytics, consumer engagement Population Health Management and care management solution 38th Annual J.P. Morgan Healthcare Conference / January 16, 2020 5

38th Annual J.P. Morgan Healthcare Conference / January 16, 2019 6

Our Assets Are Value Drivers It starts with expansive healthcare program knowledge Healthcare 1 Knowledge and Expertise Nationally acclaimed technology Expansive team with data, analytics, 400 440+ 1000+ Clinical Credentialed 2 Customer Base and engineering experts experts physicians Robust Data 3 and Advanced Analytics 38th Annual J.P. Morgan Healthcare Conference / January 16, 2020 7

Large and Diverse Customer Base Deep and broad market relationships fuel innovation and opportunity 350+ Health 40+ Medicaid 150+ Federal At-risk Plans, PBMs Clients or Employers Agencies Providers, Agencies ACOs 38th Annual J.P. Morgan Healthcare Conference / January 16, 2020 8

Expansive Data and Analytics Provides a whole person view of coverage, health history and risks >295M >7 Multi-Dimensional Analytics Unique lives – health Petabytes of data coverage information  Eligibility >1.8B >3B  Clinical Eligibility coverage Paid claim records segments received annually  Consumer Self-Reported >23B  All Claim Types >1,270 Consumer self-reported Data trading partners  SDOH data points Values are as of Q4 2019 and do not include the impact of the Accent acquisition 38th Annual J.P. Morgan Healthcare Conference / January 16, 2020 9

Growth of Medicare and Medicaid Well-positioned to capture government-sponsored program growth $Billions (US) National Health Expenditure $1,400 Medicare 2018-27 Forecast* $1,200 $1,000 Medicaid Average annual spending growth $800 $600 • Medicare 7.9% $400 • Medicaid Chip 5.1% $200 • Private insurance 4.6% $- 2000 2005 2010 2015 2019P 2020P 2025P 2027P *Source: Kaiser Family Foundation using NHE and CMS Office of the Actuary data Sources: 2018 - 2027 Expenditures: NHE Expenditures and Enrollment Tables, Dec. 2019, CMS/Office of the Actuary; 2000 - 2010 Expenditures: Statistica.com, based on historical NHE Expenditures and Enrollment Tables 38th Annual J.P. Morgan Healthcare Conference / January 16, 2020 11

Industry Trends Match Our Capabilities Growing Importance Rising and Treating the Transition to of Actionable Unsustainable Costs Whole Person Value-Based Care Analytics Cost containment Analytic, engagement Payment accuracy, Solutions leverage market leader solutions address pop health solution for wide range of data SDOH and more at-risk entities and analytics 38th Annual J.P. Morgan Healthcare Conference / January 16, 2020 12

Large and Expanding Total Addressable Market* Population Health Management Population Health $34B • Est. $1 Trillion in fraud Management 1 waste & abuse annually $18B • Growth in spending in 2026E: HMS-served markets 2017: +83% $55B $30B • Cost containment, risk analytics, consumer engagement in demand $12B $21B Payment Accuracy Payment Accuracy (COB and PI) (COB and PI) *HMS internal projections 1 Inclusive of unnecessary services, service delivery inefficiency, excess administrative costs, overpricing, missed prevention opportunities. Sources: Harvard Business Review, “How the U.S. Can Reduce Waste in Health Care Spending by $1 Trillion” (October 13, 2015), and Journal of the American Medical Association, "Eliminating Waste in US Healthcare” (April 2012) 38th Annual J.P. Morgan Healthcare Conference / January 16, 2020 13

Scalable Business Model Attractive Revenue Model • Multi-year government and commercial relationships • High customer retention and satisfaction scores Sales Opportunity Across Multiple Markets • Extensive white space opportunities • Products applicable to multiple markets Operating Leverage • Continuous applications of new technologies fuel value • Margin expansion on revenue growth fuels significant cash flow 38th Annual J.P. Morgan Healthcare Conference / January 16, 2020 16

Driving Value in the Industry Strategic Product Sales Highlights Annual Results • Real-time COB for Healthcare.gov, Covered California for Customers • Signed first health plan to buy integrated analytics and care management solution $5.5+ Billion • Comprehensive MES Module for State of New Mexico in Savings • 7%+ improvement in gap closure rate with and Recoveries Eliza engagement • 10-30% reduction in hospital readmission rates with Eliza engagement 38th Annual J.P. Morgan Healthcare Conference / January 16, 2020 17

Expanding Products and Markets New Products Market Entries • Commercial and Medicare COB • Exchanges • Real-time COB • International • Predictive Analytics for Elli • Expanded Payment Integrity Audits 19 million lives in healthcare • Advisory Services research database Stanford SMU University of Opioid addiction & Preventing Canberra treatment efficacy readmission Addressing SDOH 38th Annual J.P. Morgan Healthcare Conference / January 16, 2020 18

Balance Sheet Strength and Financial Flexibility Fund Future Growth

- Strong quarterly cash flow
- Low net leverage (~0.6x TTM adjusted EBITDA)[1] and flexible credit facility
- Cash and equivalents of ~$126 million[1] and total debt of $240 million at 9/30/19
- Strategically deploying capital

2019 Acquisitions & Strategic Investments

- **Accent**
- **Vitreos Health**
- **MedAdvisor**

1. Assumes use of $155 million of cash on hand for Accent acquisition completed 12/23/19. See reconciliation on slide 26.

38th Annual J.P. Morgan Healthcare Conference / January 16, 2020

19

Making healthcare work better Conclusion

Continuous Growth and Impact Industry-leading cost Expansive data Program expertise New markets and Year after year containment solutions relationships and and customer products deliver top and bottom deliver $5 billion in analytics provides relationships additional value line growth fuels savings annually unique view of the facilitate sustainability and healthcare opportunity capture more growth consumer 38th Annual J.P. Morgan Healthcare Conference / January 16, 2020 21

Appendix

HMS Solutions Overview Ensures the right payer pays for a healthcare claim; coordinates payments when there are multiple payers Coordination of • Saves costs by identifying primary coverage before a claim is submitted or paid Benefits • Generates recoveries of claims that were the responsibility of another healthcare payer • Helps address compliance and regulatory requirements Addresses improper payments and fraud, waste and abuse • Saves costs by identifying improper payments before a claim is paid • Generates recoveries of claims that were billed and paid improperly Payment Integrity • Identifies and helps prevent fraud • Identifies and helps address waste in processes and utilization • Helps address compliance and regulatory issues Consumer risk analytics, engagement and care management solutions Population • Helps reduce costs by engaging with members and identifying high-risk and rising risk populations Health • Helps improve quality and health outcomes Management • Helps address compliance and regulatory requirements 38th Annual J.P. Morgan Healthcare Conference / January 16, 2020 23

HMS Solutions by Line of Business

	MEDICAID	MEDICARE	COMMERCIAL
Coordination of Benefits	• Prospective COB • COB on Demand • COB Recovery • Casualty Recovery • Estate Recovery • Health Insurance Premium Payment • Advisory Services	• Medicare Secondary Payer Premium Verification • Prospective COB • COB Recovery • Casualty Recovery • Advisory Services	• Prospective COB • COB Recovery • Casualty Recovery • Advisory Services
Payment Integrity	• Prior Authorization / Utilization Review • Claim Edits & Analytics • Clinical Claim Review • High Cost / Specialty Drug Solutions • Fraud Analytics, Investigation, SIU • Provider Specialty Audits • Dependent Eligibility Audit • Advisory Services	• Prior Authorization / Utilization Review • Claim Edits & Analytics • Clinical Claim Review • High Cost / Specialty Drug Solutions • Fraud Analytics, Investigation, SIU • Provider Specialty Audits • Dependent Eligibility Audit • Advisory Services	• Prior Authorization / Utilization Review • Claim Edits & Analytics • Clinical Claim Review • High Cost / Specialty Drug Solutions • Fraud Analytics, Investigation, SIU • Provider Specialty Audits • Dependent Eligibility Audit • Advisory Services
Population Health Management	• Member Risk Intelligence • Population Analytics • State of Health Analysis • Member Engagement • Care Management • Utilization Management	• Member Risk Intelligence • Population Analytics • State of Health Analysis • Member Engagement • Care Management • Utilization Management	• Member Risk Intelligence • Population Analytics • State of Health Analysis • Member Engagement • Care Management • Utilization Management

38th Annual J.P. Morgan Healthcare Conference / January 16, 2020
24

Big Data • Advanced data matching • Highly accurate predictive models • Longitudinal member profile Commitment Natural Language Processing • Proprietary technology to autonomously review and code medical records to Tech Artificial Intelligence / Machine Learning Innovation • Claim selection enhancements • Clustering of claims for episode of care Continued investment in • Predictive modeling technology to advance our solutions and results Robotics • Software-based Robotics Process Automation to identify and interact with other systems Transition to Cloud • Cloud-enabled population health platforms • Ongoing transition to cloud-based systems 38th Annual J.P. Morgan Healthcare Conference / January 16, 2020 25

Q3’19 Quarterly Financial Information

Reconciliation of Non-GAAP Measures (unaudited) (1) Total Debt consists of the outstanding principal under our senior secured revolving credit facility less Cash and Cash Equivalents assuming use of $155 million of cash on hand for Accent acquisition completed 12/23/19 (2) Trailing twelve months Net income (3) Trailing twelve months Adjusted EBITDA (4) The Company's net leverage ratio is calculated by dividing total net debt by trailing twelve months' Adjusted EBITDA 38th Annual J.P. Morgan Healthcare Conference / January 16, 2020 27

Moving healthcare forward. hms.com © HMS 2020. All rights reserved.